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                                                                    Exhibit 10.2
                                 NAVISITE, INC.

                            INVESTOR RIGHTS AGREEMENT
                                 AMENDMENT NO. 1

          Simultaneous and in connection with the execution of a Common Stock Purchase Agreement by and between NaviSite, Inc., a Delaware corporation (the "Company"), and CMGI, Inc., a Delaware corporation (the "Investor"), the Company and the Investor do hereby amend the Investor Rights Agreement dated as of October 27, 1999 between the Company and the Investor (the "Investor Rights Agreement") by this Amendment No. 1 to the Investor Rights Agreement, dated as of June 8, 2000 (this "Amendment").

         The Investor Rights Agreement is hereby amended by replacing the definition of "Registrable Shares" under "Section I, Certain Definitions" with the following language:

                  "Registrable Shares" means (a) the shares of Common Stock held
                   ------------------
         by the Investor upon the closing of the Initial Public Offering; (b) the shares of Common Stock acquired by the Investor upon consummation of the transactions contemplated by the Common Stock Purchase Agreement between the Company and the Investor, dated as of June 8, 2000; and (c) any other shares of Common Stock issued in respect of such the shares of Common Stock referred to in clause (a) or (b) (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) any sale in any manner to a person or entity which, by virtue of Section 3.4 of this Agreement, is not entitled to the rights provided by this Agreement.


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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.


NAVISITE, INC.                              CMGI, INC.


By: /s/ Joel Rosen                          By: /s/ Andrew J. Hadjucky III
   --------------------------                  -----------------------------
Name:    Joel Rosen                         Name:    Andrew J. Hadjucky III
Title:   Chief Executive Officer            Title:   Chief Financial Officer
                                                     and Treasurer

Address:                                    Address:

40 Minuteman Road                           100 Brickstone Square, 5th Floor
Andover, Massachusetts  01810               Andover, Massachusetts  01810

Telephone No: (978) 682-8300                Telephone No:  (978) 684-3600
Facsimile No:   (978) 688-8100              Facsimile No:   (978) 684-3601

with copy to:                               with copy to:

Philip Rossetti, Esquire                    David T. Brewster, Esquire
Hale & Dorr LLP                             Skadden, Arps, Slate, Meagher
60 State Street                               & Flom LLP
Boston, Massachusetts 02108                 One Beacon Street, 31st Floor
                                            Boston, Massachusetts  02108

Telephone No:  (617) 526-6000               Telephone No:  (617) 573-4800
Facsimile No:   (617) 526-5000              Facsimile No:   (617) 573-4822